UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) April 27, 2020

AIR PRODUCTS AND CHEMICALS, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-04534	23-1274455
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7201 Hamilton Boulevard

Allentown, Pennsylvania 18195-1501

(Address of Principal Executive Offices and Zip Code)

(610) 481-4911

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $1.00 per share	APD	New York Stock Exchange
2.000% Euro Notes due 2020	APD20	New York Stock Exchange
0.375% Euro Notes due 2021	APD21B	New York Stock Exchange
1.000% Euro Notes due 2025	APD25	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 under the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 under the Securities Exchange Act of 1934 (17 CFR 240.12b-2).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01.	Other Events.

On April 27, 2020, Air Products and Chemicals, Inc. (the “Company”) entered into an Underwriting Agreement with Barclays Capital Inc., BofA Securities, Inc., Citigroup Global Markets Inc. and J.P. Morgan Securities LLC, as representatives of the underwriters named therein, relating to the issuance and sale by the Company of (i) $550,000,000 aggregate principal amount of its 1.500% Notes due 2025 (the “2025 Notes”), (ii) $650,000,000 aggregate principal amount of its 1.850% Notes due 2027 (the “2027 Notes”), (iii) $900,000,000 aggregate principal amount of its 2.050% Notes due 2030 (the “2030 Notes”), (iv) $750,000,000 aggregate principal amount of its 2.700% Notes due 2040 (the “2040 Notes), and (v) $950,000,000 aggregate principal amount of its 2.800% Notes due 2050 (the “2050 Notes” and, together with the 2025 Notes, the 2027 Notes, the 2030 Notes and the 2040 Notes, the “U.S. Notes”). The offer and sale of the U.S. Notes was registered under the Securities Act of 1933, as amended (the “Securities Act”), pursuant to the Company’s Registration Statement on Form S-3 (File No. 333-221729), which was filed on November 22, 2017 (the “Registration Statement”). The offer and sale of the U.S. Notes is expected to close on or about April 30, 2020, subject to customary closing conditions.

In addition, on April 28, 2020, the Company entered into an Underwriting Agreement with BNP Paribas, Citigroup Global Markets Limited, Deutsche Bank AG, London Branch and Merrill Lynch International, relating to the issuance and sale by the Company of (i) €500,000,000 aggregate principal amount of its 0.500% Notes due 2028 (the “2028 Notes”) and (ii) €500,000,000 aggregate principal amount of its 0.800% Notes due 2032 (the “2032 Notes” and, together with the 2028 Notes, the “Eurobonds” and, together with the U.S. Notes, the “Notes”). The offer and sale of the Eurobonds was registered pursuant to the Registration Statement. The Company has applied to list each series of Eurobonds on the New York Stock Exchange. The offering of the Eurobonds is expected to close on or about May 5, 2020, subject to customary closing conditions.

Each series of Notes will be issued pursuant to an Indenture, dated April 30, 2020 (the “Indenture”), between the Company and The Bank of New York Mellon Trust Company, N.A., as trustee (the “Trustee”). The terms of the U.S. Notes and the Eurobonds will be set forth in officer’s certificates (which include the forms of the U.S. Notes and of the Eurobonds as exhibits, respectively). The Company may, at its election and upon the terms set forth in the Notes, redeem the Notes, in whole or in part, from time to time at the redemption prices and on the terms and conditions set forth in the Notes. The Company may also, at its election, redeem each series of the Eurobonds in whole, but not in part, upon the occurrence of certain tax events at a redemption price equal to 100% of the principal amount, together with unpaid interest accrued thereon to the date fixed for redemption. The Indenture, the officer’s certificate with respect to the U.S. Notes and the officer’s certificate with respect to the Eurobonds are attached as Exhibits 4.1, 4.2 and 4.3, respectively, to this Current Report on Form 8-K and are incorporated herein by reference.

The Company expects to receive net proceeds, after deduction of the underwriter’s discount and estimated offering expenses, of approximately $3.76 billion from the sale of the U.S. Notes and €988.9 million from the sale of the Eurobonds. The Company expects to use the net proceeds from the offerings to repay upcoming debt maturities and for general corporate purposes, including financing a planned equity investment of approximately $2.5 billion in the joint venture that will acquire the gasification, power and industrial gas assets at Jazan Economic City, Saudi Arabia, and other investments in industrial gas projects. The Company intends to use a portion of the net proceeds from the sale of the Eurobonds to repay €300 million aggregate principal amount of its 2.000% Notes due 2020, which mature on August 7, 2020, and €350 million aggregate principal amount of its 0.375% Notes due 2021, which mature on June 1, 2021, and may use a portion of the net proceeds from the sale of the U.S. Notes to repay up to $400 million aggregate principal amount of its 3.000% Notes due 2021, which mature on November 3, 2021.

The Underwriting Agreements with respect to the sale of the U.S. Notes and the Eurobonds are attached as Exhibits 1.1 and 1.2, respectively, to this Current Report on Form 8-K. The Underwriting Agreements contain representations, warranties and covenants that were made only for purposes of such agreements and as of specific dates, are solely for the benefit of the parties to such agreements and may be subject to limitations agreed upon by the contracting parties. The Underwriting Agreements are not intended to provide any other factual information about the Company.

The opinions of Covington & Burling LLP, counsel to the Company, relating to the U.S. Notes and Eurobonds are filed as Exhibits 5.1 and 5.2, respectively, to this Current Report on Form 8-K.

On April 28, 2020, the Company issued a press release announcing the pricing of the U.S. Notes and the Eurobonds. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

1.1

Underwriting Agreement, dated April 27, 2020, among the Company and Barclays Capital Inc., BofA Securities, Inc., Citigroup Global Markets Inc. and J.P. Morgan Securities LLC, as representatives of the underwriters named therein.

1.2	Underwriting Agreement, dated April 28, 2020, among the Company and BNP Paribas, Citigroup Global Markets Limited, Deutsche Bank AG, London Branch and Merrill Lynch International.

4.1	Indenture, dated April 30, 2020, between Air Products and Chemicals, Inc. and The Bank of New York Mellon Trust Company, N.A.

4.2	Form of Officer’s Certificate setting forth the terms and form of the U.S. Notes.

4.3	Form of Officer’s Certificate setting forth the terms and form of the Eurobonds.

4.4	Form of 1.500% Notes due 2025 (included in Exhibit 4.2).

4.5	Form of 1.850% Notes due 2027 (included in Exhibit 4.2).

4.6	Form of 2.050% Notes due 2030 (included in Exhibit 4.2).

4.7	Form of 2.700% Notes due 2040 (included in Exhibit 4.2).

4.8	Form of 2.800% Notes due 2050 (included in Exhibit 4.2).

4.9	Form of 0.500% Notes due 2028 (included in Exhibit 4.3).

4.10	Form of 0.800% Notes due 2032 (included in Exhibit 4.3).

5.1	Opinion of Covington & Burling LLP with respect to the U.S. Notes.

5.2	Opinion of Covington & Burling LLP with respect to the Eurobonds.

23.1	Consent of Covington & Burling LLP (included in Exhibit 5.1).

23.2	Consent of Covington & Burling LLP (included in Exhibit 5.2).

99.1	Press Release of Air Products and Chemicals, Inc., dated April 28, 2020.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Air Products and Chemicals, Inc.
(Registrant)

Dated: April 30, 2020	By:	/s/ Sean D. Major
Sean D. Major
Executive Vice President, General Counsel and Secretary